Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator 20+ Year Treasury Bond 5 Floor ETF™ – Quarterly

(the “Fund”)

Supplement to the Fund’s Prospectus
Dated February 27, 2024

September 30, 2024

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately three months. The current Outcome Period will end on September 30, 2024, and the Fund will commence a new Outcome Period that will begin on October 1, 2024 and end on December 31, 2024. An investment in the Fund over the course of the Outcome Period will be subject to the Cap set forth in the table below.

Fund Name	Ticker	Cap	Investment Objective
Innovator 20+ Year Treasury Bond 5 Floor ETF™ – Quarterly	TFJL	Gross: 10.00% Net: 9.80%*	The Fund seeks to provide investors with returns that match the price return of the iShares 20+ Year Treasury Bond ETF, up to the upside cap of 10.00% (prior to taking into account management fees and other fees) while providing a maximum loss of 5% (prior to taking into account management fees and other fees) of iShares 20+ Year Treasury Bond ETF losses, over the period from October 1, 2024 through December 31, 2024.

*	Takes into account the Fund’s unitary management fee.

In connection with the onset of the new Outcome Period, the Fund’s prospectus is amended as set forth below:

1.	The Fund’s investment objective is deleted in its entirety and replaced with the investment objective set forth in the table above.

2.	All references to the dates associated with the prior Outcome Period are deleted in their entirety and replaced with references to the new Outcome Period: October 1, 2024 to December 31, 2024.

3.	All references to the Cap for the prior Outcome Period are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference